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                                                                EXHIBIT 99.11(a)



                      Kramer Levin Naftalis & Frankel LLP

                                919 THIRD AVENUE

                          NEW YORK, N.Y.  10022 - 3852

                                (212) 715 - 9100


                                                                    FAX
                                                              (212) 715-8000
                                                                   ------
                                                         WRITER'S DIRECT NUMBER
                                                              (212) 715-9100



                              December 16, 1999



Lexington Global Technology Fund, Inc.
Park 80 West Plaza Two,
Saddle Brook, New Jersey 07663

          Re:  Lexington Global Technology Fund, Inc.
               Pre-Effective Amendment No. 1

Dear Ladies and Gentlemen:

          We hereby consent to the reference of our firm as Counsel in this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A.


                                       Very truly yours,



                                       /s/ Kramer Levin Naftalis & Frankel LLP